Exhibit 10.1

First Amendment To Lease – ARIAD Pharmaceuticals	Page 1

CONFIDENTIAL

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“First Amendment”) is made as of September 16, 2013, by and between ARE-MA REGION NO. 48, LLC, a Delaware limited liability company (“Landlord”), and ARIAD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of January 4, 2013 (the “Lease”), wherein Landlord leased to Tenant certain premises (“Original Premises”; with the Expansion Space and New Atrium Area, as defined below, the “Premises”) located at 75-125 Binney Street, Cambridge, Massachusetts more particularly described in the Lease.

B. Tenant desires to expand the Original Premises demised under the Lease by adding (1) approximately 135,988 rentable square feet (“Expansion Space”) on the non-retail portion of Floor L1 and the entirety of Floors L2 through L4 (inclusive of 3,500 RSF on the mezzanine) in the 75 Binney Building, and (2) approximately 6,000 rentable square feet in a new atrium area (“New Atrium Area”) to be constructed between the 125 Binney Building and the 75 Binney Building, and Landlord is willing to lease such portions of the Project to Tenant on the terms herein set forth.

C. Landlord and Tenant desire to amend the Lease to add the Expansion Space and the New Atrium Area to the Original Premises, to provide for the improvement of the Expansion Space and the New Atrium Area, to confirm their agreement as to the rentable square footage of the Premises, and to address other matters more particularly set forth below.

D. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Premises; Measurements; Square Footage and Expense Computation Chart; Security Deposit.

(a) Premises. Upon full execution hereof by Landlord and Tenant, the term “Premises” as set forth in the Basic Lease Provisions is hereby amended by deleting the text thereof, substituting therefor the following:

“Premises: That portion of the Project, containing approximately 386,111 rentable square feet, as shown on Exhibit A, and as listed below:

75 Binney Building:	Floor L1:	15,368
	L1 Mezzanine:	3,500
	Floor L2:	38,984
	Floor L3:	39,131
	Floor L4:	39,006
	Floor L5 and its connecting bridge:	27,197

125 Binney:	Floor L1:	32,047
	L1 Mezzanine:	3,449
	Floor L2:	47,820
	Floor L3:	47,692
	Floor L4:	47,982
	Floor L5:	37,936

New Atrium Area	New Atrium Area:	6,000

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 2

CONFIDENTIAL

(b) Description of Premises. Exhibit A to the Lease is hereby deleted and Exhibit A attached hereto is hereby substituted therefor.

(c) Measurements. Exhibit A-1 of the Lease is hereby deleted. The parties agree that the Premises will not be re-measured, and that the rentable square footages set forth herein shall be final and binding upon the parties.

(d) Square Footage; Expense Computation. The Square Footage and Expense Computation Chart set forth in the Basic Lease Provisions is hereby deleted, and the attached Exhibit B-1 is substituted therefor.

(e) Garage. Section 1 of the Lease is hereby amended by deleting the last 2 sentences thereof.

(f) Tenant’s Share. Section 5(f) of the Lease is amended by deleting the text thereof and substituting therefor the following:

“(f) Tenant’s Share. “Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share. Landlord may equitably increase Tenant’s Share for an item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses, and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent”.

(g) Security Deposit. The term “Security Deposit” is hereby amended by deleting therefrom “11,610,490.00” and substituting therefor “$9,181,719.50”. Section 6(c) of the Lease is hereby deleted.

2. Commencement Date.

(a) Section 2(b) of the Lease is hereby amended by replacing the word “Premises” in each of clauses (i), (ii) and (iii) of the first sentence thereof with the words “Original Premises and New Atrium Area”, it being agreed that the Commencement Date for the Expansion Premises shall be deemed to occur on the Commencement Date for the Original Premises and New Atrium Area as defined therein.

(b) The parties acknowledge that the schedule for improvement of the Expansion Premises is not yet determined, and that the same shall be addressed as a Change to the Tenant Improvements in accordance with the Work Letter (subject to the payment therefor to

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

the extent of available Base TI Allowance and Additional TI Allowance as set forth in the Work Letter (as amended by Section 4 below) and Exhibit G of the Lease). Landlord agrees to work cooperatively with Tenant to perform Tenant Improvements in the Expansion Premises on a mutually agreed upon schedule, provided that the Commencement Date shall not be affected thereby.

3. Construction of New Atrium Area. Landlord shall design and construct the New Atrium Area in accordance with the provisions of the First Amendment to Work Letter attached hereto as Exhibit C-1, including the thermal design criteria for the New Atrium Area (“Atrium Thermal Criteria”) which is made a part of the First Amendment to Work Letter as Attachment 1.

4. TI Allowances for Expansion Space.

(a) Landlord shall provide a Base TI Allowance of $ [***] per rentable square foot of the Expansion Space, and an Additional TI Allowance of $[***] per rentable square foot of the Expansion Space, to be used and disbursed for the improvement of the Expansion Space in accordance with the provisions of Section 6 of the Work Letter incorporated as Exhibit C of the Lease (except as hereinafter provided), and in accordance with the provisions of Exhibit G of the Lease. In no event shall either the Base TI Allowance for the Expansion Space, or the Additional TI Allowance for the Expansion Space, be used for the cost of demolition of any portion of the Premises previously improved using the Base TI Allowance or the Additional TI Allowance for the space initially demised under the Lease.

(b) Notwithstanding the provisions of Section 6.3 of the Work Letter, Tenant may have up to the fifth anniversary of the Commencement Date (rather than the third anniversary of the Commencement Date) to requisition any unused Base TI Allowance and, subject to the provisions of clause (c) below, any Additional TI Allowance (“Expansion Space Additional TI Allowance”), for Alterations to the Expansion Space (up to a maximum expenditure in the Expansion Space of $[***] per rentable square foot of Base TI Allowance) as to which Tenant shall have so elected by notice to Landlord delivered on or before the Commencement Date. There shall be no TI Allowances for the New Atrium Area.

(c) Notwithstanding the provisions of Section 4(b) of the Lease and Section 6.3 of the Work Letter, any Expansion Space Additional TI Allowance which may be requisitioned by Tenant for Alterations to the Expansion Space between the Commencement Date and the fifth anniversary thereof: (a) must be the subject of up to 2 requisitions (provided that Tenant may make only 1 such requisition unless Tenant has submitted a first requisition of at least 33% of the Additional TI Allowance within 3 years after the Commencement Date), submitted to Landlord upon completion of the Alterations to be funded thereby; and (b) Base Rent shall be increased from and after the first day of the month after the month in which each such requisition is funded, in an amount necessary to amortize the Expansion Space Additional TI Allowance which is the subject of the requisition over the then remaining initial Term of the Lease at an interest rate of 8% per annum.

5. Rent for Expansion Space and New Atrium Area. From and after the Commencement Date, Base Rent, Administration Rent, and Additional Rent shall be payable with respect to the Expansion Space and the New Atrium Area in accordance with the terms of the Lease. Notwithstanding the foregoing: (a) Base Rent and Administration Rent payable in accordance with the Basic Lease Provisions and the provisions of Section 3 and Section 4 of

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

the Lease shall be waived with respect to the Expansion Space for the 15-month period from and after the Commencement Date; and (b) Tenant’s Share of Operating Expenses for the Expansion Space payable in accordance with Section 5 of the Lease shall be waived until the earlier to occur of: (i) the expiration of the 24-month period from and after the Commencement Date; or (ii) the date upon which Tenant or any approved subtenant occupies all or a portion of the Expansion Premises for the Permitted Uses (pro rated for such portion of the Expansion Premises as is occupied by Tenant or such subtenant).

6. Security Deposit. The $5,805,245.00 Security Deposit presently required under the provisions of Section 6 of the Lease is hereby increased to $9,181,719.50 (reflecting the 135,988 rentable square feet included in the Expansion Space and the 6,000 rentable square feet included in the New Atrium Area, at the rate of $23.78 per rentable square foot). Tenant shall deliver to Landlord a replacement Letter of Credit for the Security Deposit in the amount of $9,181,719.50 within 30 days after the date of this First Amendment to Lease. The Security Deposit, as so increased, shall be subject to elimination in accordance with the provisions of Section 6(d) of the Lease, upon satisfaction of the Elimination Requirements set forth therein.

7. Use. Section 7 of the Lease is hereby amended by adding the following clause (f) thereto:

“(f) The parties acknowledge that the approval of the New Atrium Area by the City of Cambridge Planning Board (“City Approval”) contains the requirement that the New Atrium Area include features promoting and supporting public access thereto, possibly including a café, indoor seating, and/or restrooms. Tenant shall have the right to control any use of the New Atrium Area as part of its Premises, including retail sales or services to be provided in or about the New Atrium Area pursuant to the City Approval, provided that Tenant shall be responsible for making such arrangements, whether by sublease, license or other operating agreement reasonably approved by Landlord, which comply with the requirements of the City Approval for such public access features and facilities.”

8. Parking. Tenant’s Pro Rata Share of Parking Spaces under the provisions of Section 10 of the Lease is hereby increased from [***] parking spaces to [***] parking spaces, based upon the Current Cambridge Parking Ratio of [***] parking spaces per [***] square feet of “gross floor area” included in the Original Premises, and the additional “gross floor area” included in the Expansion Premises and New Atrium Area. Notwithstanding any provision of the Lease to the contrary, during the 24-month period following the Commencement Date, Tenant may elect by written notice to Landlord not to use all or a portion of the [***] additional parking spaces associated with the Expansion Space, and, in such event, Tenant shall not be obligated to pay the monthly parking charge for such parking spaces during that period.

9. Excess Rent With Respect to Assignment or Subletting of Expansion Space. Notwithstanding the provisions of Section 22(d) of the Lease, the requirement that Tenant pay to Landlord Excess Rent with respect to any assignment or subletting of the Expansion Space shall be waived for the period from the Commencement Date through the fifth anniversary thereof, it being agreed that Tenant shall be entitled to retain all Excess Rent with respect to the Expansion Space during that period.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 5

CONFIDENTIAL

10. Signage. Section 38 of the Lease is hereby amended by adding the following clauses (c) and (d) thereto:

“(c) In addition to the signage described in clauses (a) and (b) above, Tenant shall have the sole and exclusive right to install additional signage on the 75 Binney Building and the 125 Binney Building as may be approved by the City of Cambridge.

(d) Any retail signage for the retail spaces in the Project shall be subject to the mutual approval of Landlord and Tenant, which approval shall not be unreasonably withheld, delayed or conditioned.”

11. Confirmation of Additional Lease Provisions Affected by First Amendment. As a consequence of the inclusion of the Expansion Space within the Premises in accordance with this First Amendment, Landlord and Tenant hereby confirm as follows:

(a) [***]

(b) Section 3(b) (Administration Rent). Administration Rent payable under the provisions of Section 3(b) of the Lease shall be $[***] per rentable square foot in the Premises (increased on each Adjustment Date by [***]%).

(c) Section 5(c)(Definition of Eligible Capital Items). Section 5(c) is hereby amended by adding at the end thereof the following:

[***]

(d) Section 5(e)(vii) (Operating Expense Gross Up for Multiple Tenancy of 75 Binney Building). The first sentence of Section 5(e)(vii) is hereby deleted from the Lease.

(e) Sections 39 (Right of First Offer), Section 40 (Right to Expand), and Section 42 (Right of First Refusal to Lease). Subject to the provisions of Section 8 of this First Amendment, Section 39, Section 40, and Section 42 of the Lease, and all references thereto, are hereby deleted from the Lease, as the same are superseded by the provisions of this First Amendment.

12. Confidentiality. Landlord and Tenant agree that the Lease and all negotiations and related documentation shall remain confidential and that no press or other publication, release or communication to the general public concerning the proposed transaction contemplated herein will be issued without the other party’s prior written approval, unless (a) such disclosure is required by applicable law, or (b) such information has been publicly disclosed to date. Notwithstanding the foregoing: Landlord or Tenant may disclose the existence and/or contents of this First Amendment to Lease: (i) as required by Legal Requirements or in response to a request by a Governmental Authority; (ii) as necessary to (x) manage its investment in the Building or Project or (y) existing or prospective professional advisors, including, without limitation, analysts, investors, tax preparers, bank personnel, brokers, business advisors, legal advisors, lenders, and financial advisors; (iii) as necessary to manage and enforce the terms of the Lease, (iv) if the information is already a matter of public record or generally known to the public, or (v) as otherwise reasonably necessary in the course of operations of the property or business of Landlord or Tenant and either of their affiliates, including, without limitation, capital formation.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

13. Miscellaneous.

(a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this transaction other than CB Richard Ellis-N.E. Partners LP and Cassidy Turley, and that no Broker, other than CB Richard Ellis-N.E. Partners LP and Cassidy Turley, who shall be paid by Landlord pursuant to a separate Agreement, brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker (other than CB Richard Ellis-N.E. Partners LP and Cassidy Turley) claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(e) As amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

(f) Landlord and Tenant shall execute an amendment of the Notice of Lease in the form of Exhibit E hereto.

(Signatures on Next Page)

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:
Hereunto Duly Authorized

LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Name:
Its:

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

EXHIBIT A

Plan of Expansion Space

and

Plan of New Atrium Area

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

EXHIBIT B-1

Square Footage and Expense Computation Chart

[***]

Exhibit B pg. 1 of 2

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL

[***]

Exhibit B pg. 2 of 2

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 11

CONFIDENTIAL

EXHIBIT C-1

First Amendment to Work Letter

This First Amendment to Work Letter is made and entered into this 12th day of August, 2013, by and between ARE-MA REGION NO. 48, LLC, a Delaware limited liability company (“Landlord”), and ARIAD Pharmaceuticals, Inc., a Delaware corporation (“Tenant”), and is attached to and made a part of that certain First Amendment to Lease dated as of the date hereof, with respect to the Work Letter incorporated as Exhibit C of a Lease Agreement (“Lease”) dated as of January 4, 2013, by and between Landlord and Tenant for certain premises at 75 Binney Street and 125 Binney Street, Cambridge, Massachusetts more particularly described therein. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease and the Work Letter.

Landlord and Tenant hereby agree to amend the Work Letter as follows:

1. New Atrium Area. A new Section 2.9 (Design of Atrium) of the Work Letter is hereby inserted into the Work Letter after Section 2.8 thereof:

Section 2.9 Design of Atrium

(a) Design for New Atrium Area. As part of Landlord’s Work under the Work Letter, Landlord shall design and construct the New Atrium Area in accordance with the concept plans, matrix (“Matrix”) and related sketch plans referenced in Attachment 1 to this First Amendment (and including the “Atrium Thermal Criteria”, as defined in the Matrix) (collectively, the “Approved Atrium Concept Plans”) (the “Atrium Work”). The final design of the Atrium Work shall be performed by Landlord in consultation with Tenant, and shall be consistent with the City Approval and the Approved Atrium Concept Plans, as the same may be modified by mutual agreement of the parties.

(b) Cost of New Atrium Area. The cost of designing, permitting, and constructing the Atrium Work (including the work necessary to achieve the Atrium Thermal Criteria) shall be borne by Landlord and Tenant in accordance with the Matrix (subjection to the provisions of Section 5(c) of the Lease).

(c) Schedule. Attachment 1 to Exhibit C of the Work Letter (Project Milestone Schedule) is hereby deleted and Attachment 2 to this First Amendment is substituted therefor.

2. Project Accounting. Landlord shall provide to Tenant (a) on a quarterly basis: (i) an updated report as to certain costs of the Non-TI Project Improvements and the Tenant Improvements for the categories of expense identified in the attached Exhibit D (collectively, “Reported Project Costs”), in the format attached hereto as Exhibit D. [***] Any Disclosed Documents so provided shall be subject to the following terms and conditions:

(a)	Any Disclosed Documents provided to Tenant shall be used by Tenant only for the Special Permitted Use and for no other use. Specifically, the Disclosed Documents shall be used only to prepare the financial statements to be disclosed publicly by Tenant and shall not themselves be disclosed to third parties, unless required solely for the purpose of the preparation or audit of such financial statements (the “Preparing/Auditing Parties”).

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)	Any Disclosed Documents provided to Tenant shall be considered “Confidential Information” and Tenant shall not copy, duplicate, deliver, disclose or transmit the Disclosed Documents or their content to any third party without Landlord’s express prior written approval, except to the Preparing/Auditing Parties solely for the purpose of the preparation or audit of such financial statements.

(c)	To the extent that any Disclosed Document will be prepared by a third party, such Disclosed Document will be prepared in accordance with a specific scope of work and maybe subject to specific limitations regarding its use by third parties, including Tenant.

(d)	Neither Landlord nor any of its affiliates, employees, agents, successors or assigns (collectively, the “Landlord Parties”), nor any third party that prepared any Disclosed Document, has made or shall be deemed to have made any representations, statements or warranties of any kind as to (i) the accuracy or validity of the information contained in any Disclosed Document; or (ii) the condition or cost of construction of the Project in any respect as a consequence of providing the Disclosed Documents.

(e)	Tenant is responsible for making its own independent assessment and investigation of the condition and cost of construction of the Project.

(f)	To the extent permitted under applicable law, Tenant agrees to indemnify, defend and hold the Landlord Parties harmless from and against losses, costs, damages, claims or causes of action (including, without limitation, any actions initiated by Tenant shareholders) arising out of any use of the Disclosed Information by Tenant or the Preparing/Auditing Parties, or their respective agents, employees or representatives, including, without limitation, the Special Permitted Use and any use in violation of paragraphs (a) and (b) above.

(g)	Tenant, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges each of the Landlord Parties from any and all rights, claims and demands at law or in equity, whether direct or indirect, known or unknown, foreseen or unforeseen, at the time of this First Amendment, which Tenant has or may have in the future, arising out of the financial information provided by Landlord in the Disclosed Documents. With respect to the waiver and release set forth herein relating to unknown and unsuspected claims, Tenant hereby acknowledges that such waiver and release is being made after obtaining the advice of counsel and with full knowledge and understanding of the consequences and effects of such waiver. Nothing set forth herein shall in any way waive or limit any right or obligation of Landlord or of Tenant as otherwise set forth in the Lease which either party now has or may have in the future.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3. Architect. Section 3.1 of the Work Letter is revised to substitute “Payette Architects and Chan Mock Architects” in lieu of “Perkins + Will” as the TI Architect.

Except as hereinabove amended, the Work Letter remains in force and effect in accordance with its terms.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Work Letter to be effective on the date first above written.

LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

	By:	ARE-QRS Corp., a Maryland corporation, its general partner

By:
Name:
Title:

TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 1 TO EXHIBIT C-1

APPROVED ATRIUM CONCEPT PLANS

See attached

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CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 2 TO EXHIBIT C-1

REVISED PROJECT MILESTONE SCHEDULE

See attached

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT D

FORMAT FOR CERTAIN REPORTED PROJECT COSTS

[***]

Exhibit D pg. 1 of 2

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***]

Exhibit D pg. 2 of 2

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT E

AMENDED AND RESTATED NOTICE OF LEASE

AMENDED AND RESTATED NOTICE OF LEASE

Dated: September     , 2013

Notice is hereby given, pursuant to Section 4 of Chapter 183 of the General Laws of Massachusetts, of the following amended Lease:

EXECUTION DATE OF LEASE:	As of January 4, 2013

EXECUTION DATE OF FIRST AMENDMENT TO LEASE:	As of September , 2013.

LANDLORD:	ARE-MA Region No. 48, LLC, a Delaware limited liability company.

TENANT:	ARIAD Pharmaceuticals, Inc., a Delaware corporation.

PROJECT:	The land (“Land”) in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts as described on Exhibit A hereto together with the following to be constructed by Landlord on the Land: (i) the buildings which shall contain approximately 388,270 rentable square feet of space to be located at 75 Binney Street (the “75 Binney Building”) and 125 Binney Street (the “125 Binney Building”), and (ii) a garage containing approximately 397 parking spaces (“Garage”), and all other improvements on the Land and all appurtenances thereto from time to time located thereon and all appurtenant and other rights described or referred to in the Lease.

PREMISES:	That portion of the Project, containing approximately 386,111 rentable square feet, as shown on Exhibit A-1, and as listed below:

	75 Binney Building:
	Floor L1:	15,368
	L1 Mezzanine:	3,500
	Floor L2:	38,984
	Floor L3:	39,131
	Floor L4:	39,006
	Floor L5 and its connecting bridge:	27,197

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 20

CONFIDENTIAL

	125 Binney Building:
	Floor L1:	32,047
	L1 Mezzanine:	3,449
	Floor L2:	47,820
	Floor L3:	47,692
	Floor L4:	47,982
	Floor L5:	37,936
	New Atrium Area:	6,000

TERM:	The initial term shall commence on the Commencement Date (as defined in the Lease), and shall end one hundred eighty (180) months after the month in which the Commencement Date occurs.

EXTENSION OPTION:	Tenant has the right to extend the Term for three (3) additional periods of five (5) years each pursuant to and subject to the terms and provisions in the Lease.

GARAGE:	Tenant has an irrevocable license to the use of certain parking spaces in the Garage pursuant to and subject to the terms and provisions in the Lease.

LANDLORD’S TITLE:	For Landlord’s title to the Project, see Quitclaim Deed dated October 25, 2012 recorded with the Middlesex South Registry of Deeds in Book 60361, Page 498.

This Amended and Restated Notice of Lease is executed only for the purpose of giving notice of the existence of the Lease and is not intended to modify, expand or reduce any of the rights of Landlord and Tenant as set forth in the Lease. All terms not otherwise defined herein shall have the meanings set forth in the Lease.

[The balance of this page has been intentionally left blank.]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 21

CONFIDENTIAL

[Signature Page to Amended and Restated Notice of Lease]

EXECUTED as a sealed instrument as of September     , 2013.

WITNESSES:	LANDLORD:

ARE-MA REGION NO. 48, LLC, a Delaware limited liability company

	By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

On this          day of September, 2013, before me, the undersigned notary public, personally appeared                                           , known personally to me, or proved to me through satisfactory evidence of identification, which was                                           , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose, as the duly authorized signatory of the above entities, and signed the foregoing instrument for the purposes therein contained as his/her free act and deed.

My commission expires

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 22

CONFIDENTIAL

[Signature Page to Amended and Restated Notice of Lease]

EXECUTED as a sealed instrument as of September     , 2013.

WITNESSES:	TENANT:

ARIAD PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

On this          day of September, 2013, before me, the undersigned notary public, personally appeared                                          , known personally to me, or proved to me through satisfactory evidence of identification, which was                                              , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose, as the duly authorized signatory of the above entities, and signed the foregoing instrument for the purposes therein contained as his/her free act and deed.

My commission expires

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 23

CONFIDENTIAL

EXHIBIT A

TO AMENDED AND RESTATED NOTICE OF LEASE

Legal Description of the Property

The land, with the improvements to be constructed thereon, shown as Lot 2 on a plan entitled “Consolidation and Subdivision Plan 75 Binney Street, 125 Binney Street and proposed 270 Third Street Cambridge, Mass.” Dated October 9, 2012, prepared by Harry R. Feldman, Inc., recorded with the Suffolk Registry of Deeds as Plan No. 795 of 2012.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment To Lease – ARIAD Pharmaceuticals	Page 24

CONFIDENTIAL

EXHIBIT A-1

TO AMENDED AND RESTATED NOTICE OF LEASE

Plan of Expansion Space and Plan of New Atrium Area

[See Exhibit A to the Lease]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.